SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report  August 15, 1996

PBT MASTER CREDIT CARD TRUST II SERIES A
(Exact name of registrant as specified in Department of the Treasury,
Internal Revenue Service Form SS-4)

Servicer of the Trust
Exact name as specified in Servicer's
charter: THE PRUDENTIAL BANK AND TRUST
COMPANY

State or other jurisdiction of incorporation
of Master Servicer:
Georgia
Commission File Number of Registrant: 33-
47311

IRS Employer Identification Number of
 Registrant: 58-0513395

Address of principal executive offices of
Master Servicer:
One Ravinia Drive,  Suite 1000,
Atlanta, Georgia  30346
Servicer's telephone number:
770-604-7033


Item 5.   Other Events.

On or about August 15, 1996,
principal and interest in accordance
with the Pooling and Servicing
Agreement dated as of August 1, 1994
(the Agreement), among The Prudential
 Bank and Trust Company, as trustee
(the Trustee), were distributed to
holders (Certificateholders)with the
variable rate Credit Card Receivables
Certificates evidencing undivided
fractional interests in PBT Master
Credit Card Trust II
 in accordance with the Agreement.
A copy of the monthly
Certificateholders' Statement, as
defined in the Agreement, was furnished
to each Certificateholder in accordance
with the Agreement.
A copy of the Monthly
Certificateholders' Statement is being
filed
as Exhibit 99 to this Current
Report on Form 8-K.

Item 7(c).     Exhibits

 Exhibit No. 99
Monthly Certificateholders Statement
with respect to the August 15, 1996
distribution.
SIGNATURES


Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has caused this report to be
signed on its behalf by the undersigned
hereunto duly authorized.



Date:     August 15, 1996

PBT MASTER CREDIT CARD TRUST II SERIES A
By: THE PRUDENTIAL BANK
AND TRUST COMPANY, as Servicer


by:   Name:   Richard C. Keene
     Title:       Vice President
INDEX TO EXHIBITS

Exhibit   99
Page B-1
Description:  Monthly Certificateholders
Statement with respect to the
August 15, 1996 distribution.